Note 12 - Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE 12 Income Taxes

Income tax (benefit) expense for the years ended December 31 is as follows:

(Dollars in thousands)	2013	2012	2011
Current:
Federal	$227	108	0
State	64	24	0
Total current	291	132	0
Deferred:
Federal	3,554	1,598	(4,010)
State	1,351	280	(873)
Total deferred	4,905	1,878	(4,883)
Change in valuation allowance	(19,602)	(1,878)	4,883
Income tax (benefit) expense	$(14,406)	132	0

The reasons for the difference between expected income tax (benefit) expense utilizing the federal corporate tax rate of 34% and the actual income tax (benefit) expense are as follows:

(Dollars in thousands)	2013	2012	2011
Expected federal income tax (benefit) expense	$4,170	1,854	(3,929)
Items affecting federal income tax:
State income taxes, net of federal income tax expense (benefit)	706	327	(645)
Tax exempt interest	(69)	(86)	(123)
(Decrease) increase in valuation allowance	(19,602)	(1,878)	4,883
Other, net	389	(85)	(186)
Income tax (benefit) expense	$(14,406)	132	0

The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities are as follows at December 31:

(Dollars in thousands)	2013	2012
Deferred tax assets:
Allowances for loan and real estate losses	$5,486	10,523
Deferred compensation costs	233	315
Deferred ESOP loan asset	706	717
Nonaccruing loan interest	558	800
Federal net operating loss carry forward	3,983	5,113
State net operating loss carry forward	2,802	3,219
Alternative minimum tax credit carryforward	700	0
Capitalized other real estate owned expenses	1,284	194
Net unrealized loss on securities available for sale	291	0
Other	340	265
Total gross deferred tax assets	16,383	21,146

Deferred tax liabilities:
Net unrealized gain on securities available for sale	0	123
Deferred loan fees and costs	284	312
Premises and equipment basis difference	132	155
Originated mortgage servicing rights	677	707
Other	179	247
Total gross deferred tax liabilities	1,272	1,544
Net deferred tax assets	15,111	19,602
Valuation allowance	0	(19,602)
Deferred tax assets, net of valuation allowance	$15,111	0

The Company has cumulative federal net operating loss carryforwards of $16.2 million at December 31, 2013 that expire beginning in 2029. The Company also has state net operating loss carryforwards of $31.8 million at December 31, 2013 that expire beginning in 2023.

Retained earnings at December 31, 2013 included approximately $8.8 million for which no provision for income taxes was made. This amount represents allocations of income to bad debt deductions for tax purposes. Reduction of amounts so allocated for purposes other than absorbing losses will create income for tax purposes, which will be subject to the then-current corporate income tax rate.

The Company considers the determination of the deferred tax asset amount and the need for any valuation reserve to be a critical accounting policy that requires significant judgment. The Company has, in its judgment, made reasonable assumptions and considered both positive and negative evidence relating to the ultimate realization of deferred tax assets. Positive evidence includes the cumulative net income generated over the prior three year period allowance and the probability that taxable income will be generated in future periods. Negative evidence includes the general business and economic environment. Based upon this evaluation, the Company determined that no valuation allowance was required with respect to the net deferred tax assets at December 31, 2013.